SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
___________

FORM 8-K/A
(Amendment No. 1)
___________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):   June 27, 2008

CHINA ARMCO METALS, INC.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

Nevada	333-145712	26-0491904
(STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)	(COMMISSION FILE NO.)	(IRS EMPLOYEE IDENTIFICATION NO.)

One Waters Park Drive, Suite 98
San Mateo, CA 94403
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

(650) 212-7620
(ISSUER TELEPHONE NUMBER)

Not Applicable
(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE:

This Current Report on Form 8-K/A (the "Amended 8-K") is being filed to include the pro forma financial information required by Item 9.01(b) of the Form 8-K previously filed by the Registrant on July 1, 2008 .

Item 9.01  Financial Statements and Exhibits.

(b)	PRO FORMA FINANCIAL INFORMATION.

CHINA ARMCO METALS, INC.
(FORMERLY COX DISTRIBUTING, INC.)
AND
ARMCO & METAWISE (H.K) LIMITED AND SUBSIDIARIES

AS OF AND FOR THE THREE MONTHS ENDED MARCH 31, 2008
AND
AS OF AND FOR THE YEAR ENDED DECEMBER 31, 2007

INDEX TO THE UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS

Contents	Page(s)

Unaudited Pro Forma Combined Financial Statements	2

Unaudited Pro Forma Combined Balance Sheet at March 31, 2008	3

Unaudited Pro Forma Combined Statement of Operations for the Three Months Ended March 31, 2008	4

Unaudited Pro Forma Combined Statement of Operations for the Year Ended December 31, 2007	5

Notes to the Unaudited Pro Forma Combined Financial Statements	6

CHINA ARMCO METALS, INC.
(FORMERLY COX DISTRIBUTING, INC.)
AND
ARMCO & METAWISE (H.K) LIMITED AND SUBSIDIARIES

UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS

AS OF AND FOR THE THREE MONTHS ENDED MARCH 31, 2008
AND
AS OF AND FOR THE YEAR ENDED DECEMBER 31, 2007

The following unaudited pro forma combined balance sheet as of March 31, 2008 and the unaudited pro forma combined statements of operations for the three month period ended March 31, 2008 and the year ended December 31, 2007 are based on the historical financial statements of China Armco Metals, Inc. (formerly Cox Distributing, Inc.) (“Cox Distributing”) and Armo & Metawise (H.K) Limited and its subsidiaries (collectively, “Armco” or the “Company”) after giving effect to Cox Distributing’s acquisition of the Company using the purchase method of accounting and applying the assumptions and adjustments described in the accompanying notes to the unaudited pro forma combined financial statements as if such acquisition had occurred as of March 31, 2008 for the balance sheet, and January 1, 2007 for statements of operations for pro forma financial statement purposes.

The merger between Cox Distributing and the Company has been accounted for as a reverse acquisition under the purchase method of accounting in accordance with Statement of Financial Accounting Standards No. 141  “Business Combinations” (“SFAS No. 141”).  The combination of the two companies is recorded as a recapitalization of the Company pursuant to which the Company is treated as the continuing entity.  In connection with the acquisition, Cox Distributing entered into a Share Purchase Agreement with Feng Gao on June 27, 2008 (the “Share Purchase Agreement”) to purchase from Ms. Gao, the sole shareholder of Armco (the “Armco Shareholder”), 100% of the issued and outstanding shares of Armco’s capital stock, all of which were owned by the Armco Shareholder for $6,890,000 by delivery of the Company’s purchase money promissory note (the “Share Purchase”).  As a result of the consummation of the Share Purchase, Armco now is a wholly-owned subsidiary of the Company.  In addition, the Company issued to Ms. Gao a stock option entitling Ms. Gao to purchase a total of 5,300,000 shares of the Company’s common stock, par value $.001 per share (the “Shares”) at a price of $1.30 per share which expires on September 30, 2008 and 2,000,000 Shares at $5.00 per share which expires on June 30, 2010 (the “Gao Option”).  In the event Ms. Gao does not exercise her option on the 5,300,000 Shares, the Company may demand that the holder of such option purchase all or part of the Shares subject to the $1.30 exercise price.  On August 12, 2008, Ms. Gao exercised her option to purchase and the Company issued 5,300,000 Shares in exchange for the $6,890,000 of the Company’s purchase money promissory note owed to Ms. Gao.  Accordingly, the 5,300,000 Shares issued to Ms. Gao represent approximately 69.7% of the issued and outstanding Shares of the Company giving effect to the cancellation of 7,694,000 Shares owned by Stephen E. Cox as provided for in the Share Purchase Agreement.

The unaudited pro forma combined financial statements have been prepared by management for illustrative purposes only and are not necessarily indicative of the combined consolidated financial position or results of operations in future periods or the results that actually would have been realized had Cox Distributing and the Company been a combined company during the specified periods.  The pro forma adjustments are based on the preliminary information available at the time of the preparation of this document and assumptions that management believes are reasonable.  The unaudited pro forma combined financial statements, including the notes thereto, are qualified in their entirety by reference to, and should be read in conjunction with, Cox Distributing’s historical financial statements included in its Annual Report on Form 10-KSB for the year ended December 31, 2007 as filed with United States Securities and Exchange Commission (“SEC”) on March 31, 2008 and its Quarterly Report on Form 10-QSB for the quarterly period ended March 31, 2008 as filed with SEC on May 13, 2008, and the Company’s historical consolidated financial statements for the year ended December 31, 2007 and consolidated interim financial statements for the three month period ended March 31, 2008, which are included as Exhibits 99.1 and 99.2, in the Current Report on Form 8-K as filed with SEC on July 1, 2008.

 CHINA ARMCO METALS, INC. (FORMERLY COX DISTRIBUTING, INC.) AND ARMCO & METAWISE (H.K) LIMITED AND SUBSIDIARIES
PRO FORMA COMBINED BALANCE SHEET
March 31, 2008
(Unaudited)

	Historical			Pro Forma
		Armco & Metawise
	Cox Distributing,	(H.K) Limited
	Inc.	and Subsidiaries		Adjustments	Combined
ASSETS

CURRENT ASSETS:
Cash	$1,506	$145,127		$-	$146,633
Pledged deposits	-	754,845		-	754,845
Accounts receivable	-	8,629,059		-	8,629,059
Inventories	-	2,985,726		-	2,985,726
Advances to stockholder	-	17,004		-	17,004
Advance on purchases	-	2,980,996			2,980,996
Prepaid expenses and other current assets	-	23,698		-	23,698

Total Current Assets	1,506	15,536,455		-	15,537,961

PROPERTY AND EQUIPMENT, net	27,133	130,888		-	158,021

LAND USE RIGHT, net	-	2,182,787		-	2,182,787

Total Assets	$28,639	$17,850,130		$-	$17,878,769

LIABILITIES AND STOCKHOLDERS' DEFICIT

CURRENT LIABILITIES:
Forward foreign currency exchange contracts	$-	$308,744		$-	$308,744
Forward foreign currency exchange swap liabilities	-	25,009		-	25,009
Current maturities of long-term debt
Accounts payable	1,000	5,999,187		-	6,000,187
Advances to stockholder	21,500	-		-	21,500
Customer deposits	-	3,105,117			3,105,117
Taxes payable	-	1,048,261		-	1,048,261
Accrued expenses and other current liabilities	-	1,361,876		-	1,361,876

Total Current Liabilities	22,500	11,848,194		-	11,870,694

Total Liabilities	22,500	11,848,194		-	11,870,694

STOCKHOLDERS' EQUITY:
Preferred stock, $0.001 par value; 1,000,000 shares authorized;
none issued or outstanding	-	-		-	-
Common stock: $0.001 par value; 74,000,000 shares authorized;
10,000,000 shares issued and outstanding
7,606,000 shares issued and outstanding - Pro Forma (1)	10,000	1,288	(a)(b)(c)	(3,682)	7,606
Additional paid-in capital	15,150	371,738	(a)(b)(c)	(15,329)	371,559
Retained earnings (accumulated deficit)	(19,011)	5,372,062	(d)	19,011	5,372,062
Accumulated other comprehensive income:
Foreign currency translation gain	-	256,848		-	256,848

Total Stockholders' Equity	6,139	6,001,936		-	6,008,075

Total Liabilities and Stockholders' Equity	$28,639	$17,850,130		$-	$17,878,769

(1)
To reflect 7,694,000 shares of Cox Distributing, Inc.’s common stock cancelled by the controlling stockholder effective as of June 27, 2008, the closing date of the merger between Cox Distributing and the Company.

See accompanying notes to the unaudited pro forma combined financial statements.

 CHINA ARMCO METALS, INC. (FORMERLY COX DISTRIBUTING, INC.) AND ARMCO & METAWISE (H.K) LIMITED AND SUBSIDIARIES
PRO FORMA COMBINED STATEMENT OF OPERATIONS
For the Three Months Ended March 31, 2008
(Unaudited)

	Historical		Pro Forma
		Armco & Metawise
	Cox Distributing,	(H.K) Limited
	Inc.	and Subsidiaries	Adjustments	Combined

NET REVENUES	$-	$9,775,337	$-	$9,775,337

COST OF SALES	-	8,545,719	-	8,545,719

GROSS PROFIT	-	1,229,618	-	1,229,618

OPERATING EXPENSES:
Selling expenses	-	10,614	-	10,614
General and administrative	2,064	216,908	-	218,972

Total Operating Expenses	2,064	227,522	-	229,586

INCOME (LOSS) FROM OPERATIONS	(2,064)	1,002,096	-	1,000,032

OTHER (INCOME) EXPENSE:
Loss on forward foreign currency contracts	-	12,930	-	12,930
Other (income) expense	-	(7,100)	-	(7,100)

Total Other Income, net	-	5,830	-	5,830

INCOME (LOSS) BEFORE INCOME TAXES	(2,064)	996,266	-	994,202

INCOME TAXES	-	258,653	-	258,653

NET INCOME (LOSS)	(2,064)	737,613	-	735,549

OTHER COMPREHENSIVE INCOME:
Foreign currency translation gain	-	180,190	-	180,190

COMPREHENSIVE INCOME (LOSS)	$(2,064)	$917,803	$-	$915,739

INCOME (LOSS) PER COMMON SHARE - BASIC:
Net income (loss)	$-			$0.10

Weighted average number of common shares outstanding - basic (1)	10,000,000		(2,394,000)	7,606,000

INCOME (LOSS) PER COMMON SHARE - DILUTED:
Net income (loss)	$-			$0.08

Weighted average number of common shares outstanding - diluted (1)	10,000,000		(394,000)	9,606,000

(1)
Weighted average number of common shares outstanding for all periods reflect 7,694,000 shares of Cox Distributing, Inc.’s common stock cancelled by the controlling stockholder effective as of June 27, 2008, the closing date of the merger between Cox Distributing and the Company.

See accompanying notes to the unaudited pro forma combined financial statements.

 CHINA ARMCO METALS, INC. (FORMERLY COX DISTRIBUTING, INC.) AND ARMCO & METAWISE (H.K) LIMITED AND SUBSIDIARIES
PRO FORMA COMBINED STATEMENT OF OPERATIONS
For the Year Ended December 31, 2007
(Unaudited)

	Historical		Pro Forma
		Armco & Metawise
	Cox Distributing,	(H.K) Limited
	Inc.	and Subsidiaries	Adjustments	Combined

NET REVENUES	$562,380	$75,278,853	$-	$75,841,233

COST OF SALES	404,541	68,817,654	-	69,222,195

GROSS PROFIT	157,839	6,461,199	-	6,619,038

OPERATING EXPENSES:
Selling expenses	-	449,048	-	449,048
General and administrative	174,085	567,081	-	741,166

Total Operating Expenses	174,085	1,016,129	-	1,190,214

INCOME (LOSS) FROM OPERATIONS	(16,246)	5,445,070	-	5,428,824

OTHER (INCOME) EXPENSE:
Interest expense, net	-	(17,556)	-	(17,556)
Import and export agency income		14,070		14,070
Loss on forward foreign currency contracts		(12,079)		(12,079)
Other expense	-	(38,326)		(38,326)

Total Other expense, net	-	(53,891)	-	(53,891)

INCOME (LOSS) BEFORE INCOME TAXES	(16,246)	5,391,179	-	5,374,933
AND MINORITY INTEREST

INCOME TAXES	-	-	-	-

NET INCOME (LOSS)	(16,246)	5,391,179	-	5,374,933

OTHER COMPREHENSIVE INCOME:
Foreign currency translation gain	-	67,026	-	67,026

COMPREHENSIVE INCOME (LOSS)	$(16,246)	$5,458,205	$-	$5,441,959

INCOME (LOSS) PER COMMON SHARE - BASIC:
Net income (loss)	$-			$0.71

Weighted average number of common shares outstanding - basic (1)	10,000,000		(2,394,000)	7,606,000

INCOME (LOSS) PER COMMON SHARE - DILUTED:
Net income (loss)	$-			$0.56

Weighted average number of common shares outstanding - diluted (1)	10,000,000		(394,000)	9,606,000

(1)
Weighted average number of common shares outstanding for all periods reflect 7,694,000 shares of Cox Distributing, Inc.’s common stock cancelled by the controlling stockholder effective as of June 27, 2008, the closing date of the merger between Cox Distributing and the Company.

See accompanying notes to the unaudited pro forma combined financial statements.

CHINA ARMCO METALS, INC.
(FORMERLY COX DISTRIBUTING, INC.)
AND
ARMCO & METAWISE (H.K) LIMITED AND SUBSIDIARIES

NOTES TO THE UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS

AS OF AND FOR THE THREE MONTH PERIOD ENDED MARCH 31, 2008
AND
AS OF AND FOR THE YEAR ENDED DECEMBER 31, 2007

NOTE 1 - Basis of Pro Forma Presentation

On June 27, 2008, China Armco Metals, Inc. (formerly Cox Distributing, Inc.) ( “Cox Distributing”), completed the acquisition of Armco & Metawise (H.K) Limited and Subsidiaries (collectively, “Armco” or the “Company”), a corporation with limited liability organized under the laws of the Hong Kong Special Administrative Region (“HK SAR”) of the People’s Republic of China (“PRC”), pursuant to the terms of the Stock Purchase Agreement.

The unaudited pro forma combined balance sheet as of March 31, 2008 and the unaudited pro forma combined statements of operations for the three month period ended March 31, 2008 and for the year ended December 31, 2007 are based on the historical financial statements of Cox Distributing and the Company after giving effect to Cox Distributing’s acquisition of the Company using the purchase method of accounting and applying the assumptions and adjustments described in the accompanying notes to the unaudited pro forma combined financial statements as if such acquisition had occurred as of March 31, 2008 for the balance sheet, and January 1, 2007 for statements of operations for pro forma financial statements purposes.  The unaudited pro forma combined financial statements do not purport to represent what the results of operations or financial position of the Company would actually have been if the merger had in fact occurred on January 1, 2007, nor do they purport to project the results of operations or financial position of the Company for any future period or as of any date, respectively.

These unaudited pro forma combined financial statements do not give effect to any restructuring costs or to any potential cost savings or other operating efficiencies that could result from the merger between Cox Distributing and the Company since such amounts, if any, are not presently determinable.

NOTE 2 - Pro Forma Adjustments

The accompanying unaudited pro forma combined financial statements have been prepared as if the acquisition was completed on March 31, 2008 for balance sheet purposes and on January 1, 2007 for statements of operations purposes and reflect the following pro forma adjustments:

a)
To reflect the issuance of 5,300,000 shares of Cox Distributing’s common stock for the acquisition of all of the issued and outstanding capital stock of the Company.  For financial accounting purposes, the exchange of stock will be treated as a recapitalization of Cox Distributing with the former shareholders of Cox Distributing retaining 2,306,000 shares or approximately 30.3% of the total issued and outstanding common stock upon closing of the merger between Cox Distributing and the Company.  The option to purchase 2,000,000 shares of the Company’s common stock at $5.00 per share were valued at its fair market value at the date of issuance, using the Black-Scholes valuation model, of nil, recorded as stock based compensation and being credited to additional paid-in capital.

Common stock: $0.001 par value	(5,300)
Additional paid-in capital	5,300

b)
To reflect 7,694,000 shares of Cox Distributing, Inc.’s common stock being cancelled by the controlling stockholder effective upon the closing date of the merger between Cox Distributing and the Company.

Additional paid-in capital	(7,694)
Common stock: $0.001 par value	7,694

c)	To reclassify the Company’s common stock as additional paid-in capital in connection with the reverse acquisition.

Common stock: $0.001 par value	1,288
Additional paid-in capital	(1,288)

d)	To reclassify Cox Distributing’s accumulated deficit as additional paid-in capital in connection with the recapitalization of Cox Distributing.

Additional paid-in capital	19,011
Accumulated deficit	(19,011)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA ARMCO METALS, INC.

Dated: August 13, 2008	By:	/s/ Kexuan Yao
Kexuan Yao
CEO and Chairman of the Board